UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     October 1, 2010

ROKWADER, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125314 (Commission File Number)	73-1731755 (I.R.S. Employer Identification No.)

23300 Ventura Boulevard, 2 nd Floor Woodland Hills, California 91364
(Address of principal executive offices) (zip code)

(818) 224-3675
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

Explanatory Note: On October 8, 2010, Rokwader Inc. (the “Company”) filed a Current Report on Form 8-K (“October 8 Form 8-K) reporting a change in the Company’s certified accountant as a result of the merger between the Company’s independent registered accounting firm, Stonefield Josephson, Inc., and another independent registered public accounting firm, Marcum LLP.  This Current Report on Form 8-K/A is being filed to clarify that Marcum LLP is the Company’s new independent registered public accounting firm.  Item 4.01 of the October 8 Form 8-K is amended and restated in its entirety below.

On October 1, 2010, the Company's was informed by its independent registered public accounting firm, Stonefield Josephson, Inc. ("Stonefield"), that it has combined its practice with Marcum LLP (the "Merger") effective October 1, 2010.  As a result of the Merger, Stonefield effectively resigned as the Company's independent registered public accounting firm and Marcum LLP, as the successor to Stonefield following the Merger, became the Company's independent registered public accounting firm. inThe engagement of Marcum LLP as the Company's independent registered public accounting firm was approved by the Board of Directors of the Company on October 6, 2010.

The principal accountant's reports of Stonefield on the financial statements of the Company as of and for the two years ended December 31, 2009 and December 31, 2008 and for the period from March 18, 2005 (inception of operations) to December 31, 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.  The principal accountant’s reports of Stonefield on the financial statements of the Company for the years ended December 31, 2009 and 2008 and for the period from March 18, 2005 (inception of operations) contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the two years ended December 31, 2009 and December 31, 2008 and through the effective date of the Merger, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stonefield's satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the three years ended December 31, 2009 and through October 1, 2010, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended December 31, 2009 and through October 1, 2010, the effective date of the Merger, the Company did not consult with Marcum LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stonefield with a copy of the foregoing disclosure and requested Stonefield to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated November 4, 2010, furnished by Stonefield, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated November 4, 2010 from Stonefield Josephson, Inc. to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2010	Rokwader, Inc.

By: /s/ Yale Farar
Yale Farar
Chief Executive Officer